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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of report (Date of earliest event reported)  May 6, 2005

                          CANARGO ENERGY CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


        Delaware                       001-32145                  91-0881481
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

          CanArgo Energy Corporation
           P.O. Box 291, St. Peter Port
              Guernsey, British Isles                               GY1 3RR
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    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (44) 1481 729 980
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         (Former Name or Former Address, if Changed Since Last Report)



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The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company's Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

                         Section 5- Corporate Governance

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

Effective May 6, 2005, CanArgo Energy Corporation ("Company") (OSE:CNR, AMEX:CNR) appointed Mr. Richard J. Battey as its new Chief Financial Officer, replacing Mr. Vincent McDonnell who was appointed Chief Operating Officer.

Mr. Battey served as Finance and Administrative Director of Schroders (C.I.) Ltd. from April, 1994 until December 2004 and his employment with Schroders ceased in March 2005. He still currently serves as a director of Schroders Administrative Services (C.I.) Ltd. Mr. Battey is 53 years old, a Chartered Accountant with an economics degree from Trent Polytechnic, Nottingham, England.

Mr. Battey provides all of his services to the Company through Vazon Energy Limited of which he is an employee, pursuant to an evergreen Management Services Agreement which is terminable upon three months prior notice unless sooner terminated for cause. Pursuant to the Agreement, Mr. Battey is entitled to receive a base salary of (pound)120,000 per year and the Company will make a monthly contribution of 9% of base salary to Mr. Battey's pension requirements. The Agreement does not contain any contractual bonus provisions although Mr. Battey will be eligible for bonuses at the discretion of the Compensation Committee (or failing that the Company's Board of Directors). Mr. Battey will further be provided with life insurance with death cover of four times his base salary (excluding any bonus), permanent health insurance and comprehensive BUPA Travel Insurance. The Agreement contains customary confidentiality provisions. The Agreement does not contain any "gross-up" provisions for "excess parachute" payments, severance provisions or provisions requiring Mr. Battey's nomination to the Board of the Company.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           CANARGO ENERGY CORPORATION

Date: May 10, 2005                         By: /s/ Liz Landles
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                                              Liz Landles, Corporate Secretary